                                                                    EXHIBIT 10.4

================================================================================




                    IRREVOCABLE REVOLVING CREDIT AGREEMENT

                                     AMONG


                           U.S. TRADE FUNDING CORP.


                                      and


                  ABN AMRO BANK N.V., as Lender and Servicer

                                      and

                       LASALLE NATIONAL BANK, as Trustee
                                    for the
                        U. S. Trade Trust Series 1995-A

                          dated as of January 1, 1995




===============================================================================

                               TABLE OF CONTENTS

ARTICLE I         Definitions...............................................  2

   Section 1.01.    Definitions.............................................  2

ARTICLE II        The Advances..............................................  5

   Section 2.01.    Advances................................................  5
   Section 2.02.    Notice of Borrowing.....................................  5
   Section 2.03.    Disbursement of Funds...................................  5
   Section 2.04.    Evidence of Indebtedness................................  6
   Section 2.05.    Interest Payments.......................................  6
   Section 2.06.    Commitment Fees.........................................  6
   Section 2.07.    Principal Payments......................................  6
   Section 2.08.    Termination of Any Borrower Commitment..................  6
   Section 2.09.    Method and Place of Payment, etc........................  6
   Section 2.10.    Procedures for Repayment................................  7
   Section 2.11.    Obligations Absolute....................................  7
   Section 2.12.    Expiry Date.............................................  7
   Section 2.13.    Liquidity Account.......................................  7

ARTICLE III       Conditions  Precedent.....................................  8

   Section 3.01.    Conditions Precedent to Effectiveness...................  8
   Section 3.02.    Conditions Precedent to Each Advance....................  9

ARTICLE IV        Covenants.................................................  9

   Section 4.01.    Affirmative Covenants...................................  9
   Section 4.02.    Negative Covenants...................................... 10

ARTICLE V         Representations and Warranties............................ 12

   Section 5.01.    Representations and Warranties.......................... 12

ARTICLE VI        Miscellaneous............................................. 13

   Section 6.01.    Computations............................................ 13
   Section 6.02.    Exercise of Rights...................................... 13
   Section 6.03.    Successors and Assigns.................................. 13
   Section 6.04.    Headings................................................ 14
   Section 6.05.    Notices; Requests; Demands.............................. 14
   Section 6.06.    Survival of Representations and Warranties.............. 15
   Section 6.07.    Governing Law........................................... 15
   Section 6.08.    Counterparts............................................ 15
   Section 6.09.    Further Assurances...................................... 15
   Section 6.10.    Bankruptcy Petition Against the Company................. 16
   Section 6.11.    Recourse................................................ 16


   Section 6.12.    Effective Date..........................................  17
   Section 6.13.    Amendment...............................................  17
   Section 6.14.    Jurisdiction; Immunities................................  17
   Section 6.15.    Severability............................................  17
   Section 6.16.    Prior Agreements Superseded.............................  17
   Section 6.17.    Certain Information.....................................  17

   Attachment ................Program Schedule

                    IRREVOCABLE REVOLVING CREDIT AGREEMENT

     IRREVOCABLE REVOLVING CREDIT AGREEMENT dated as of January 1, 1995 among U.S. TRADE FUNDING CORP., a Delaware corporation (the "Company"), ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, acting through its Chicago Branch in its capacity as Servicer (the "Servicer") and acting through its Seattle Branch in its capacity as Lender, the ("Lender") and LASALLE NATIONAL BANK, as Trustee (the "Trustee") for the U. S. Trade Trust Series 1995-A (the "Trust").

                                  WITNESSETH:

     WHEREAS, ABN AMRO BANK N.V., acting through its Chicago branch (together with its successors and assigns, the "Bank") has made loans to the Borrower pursuant to a Tranche A Loan Agreement among the Borrower, Wilmington Trust Company (as Security Trustee thereunder) and the Bank (as Lender and Facility Agent thereunder) dated January 13, 1995 (the "Loan Agreement") and such Loans are evidenced by certain promissory notes in the form set forth in Appendix 3,
Part 2 to the Loan Agreement (the "Loan Notes");

     WHEREAS, the Loan Notes are entitled to the benefits of the related Guarantee Agreement (the "Eximbank Guarantee Agreement"), between the Bank (as Facility Agent) and the Export-Import Bank of the United States ("Eximbank");

     WHEREAS, the Company and the Trustee have entered into a Supplemental Trust Agreement, incorporating therein the Standard Terms and Conditions of Trust Agreement dated as of January 1, 1995 (such Supplemental Trust Agreement being referred to herein as the "Trust Agreement") pursuant to which the Trust is entitled to issue, or cause the issuance, of certain securities (the "Securities");

     WHEREAS, pursuant to a Purchase Agreement dated as of January 1, 1995 (the "Purchase Agreement"), the Company has agreed to purchase from the Bank, and the Bank has agreed to sell to the Company, the Loan Notes and all of the Bank's right, title and interest thereunder, including, without limitation, all of its right, title and interest under the Eximbank Guarantee Agreement related to the Loan Notes;

     WHEREAS, the Company will finance its payment of the purchase price of the Loan Notes through the issuance by the Trust of Securities pursuant to the Trust Agreement and the obligations in respect of the Securities will be secured by an assignment, inter alia, of all of the Company's right, title and interest with respect to the Loan Notes, the related Eximbank Guarantee Agreement, the Purchase Agreement, the Servicing Agreement and this Agreement, to the Trustee pursuant to such Trust Agreement;

     WHEREAS, the Company desires that the payment of amounts due on the Securities be supported by an irrevocable revolving credit facility; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lender is willing to provide, at the request of the Company, an irrevocable revolving credit facility as provided herein;

     NOW THEREFORE, the parties hereto agree as follows::

                                   ARTICLE I

                                  DEFINITIONS

   Section 1.01. Definitions. (a) For all purposes of this Agreement, capitalized terms not otherwise defined herein shall have the meanings specified in the Trust Agreement.

     (b) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

     "ABN Account" shall have the meaning provided in Section 2.09 herein.

     "Advances" shall have the meaning provided in Section 2.01 herein.

     "Agreement" shall mean this Irrevocable Revolving Credit Agreement among the Company, the Lender, the Servicer and the Trustee as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

     "Bank" shall have the meaning provided in the first Whereas clause of this Agreement.

     "Borrower" shall mean the "Borrower" under the Loan Agreement.

     "Borrower Advance" shall mean an Advance, the proceeds of which are used to make interest or principal payments on the Securities relating to the Borrower, and Loan Notes or Securities identified in the Notice of Borrowing relating to such Borrower Advance.

     "Borrower Commitment" with respect to a Loan Note, shall mean the amount set forth opposite "Borrower Commitment" on the Program Schedule delivered with respect to such Loan Note and attached hereto, which amount is available for borrowing hereunder, with such amount in all events to be not less than the largest principal payment due on the related Loan Note of the Borrower on any upcoming Due Date, plus interest payable thereon through the related upcoming Due Date.

     "Borrower Documents" with respect to the Borrower, shall mean the Loan Agreement to which such Borrower is a party, the related Loan Notes and the Eximbank Guarantee Agreement relating to such Loan Notes.

     "Borrower Effective Date" shall have the meaning provided in Section 6.12 hereto.

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which banks are not required or authorized by law to close in Chicago, Illinois and New York, New York.

     "Commitment" shall mean as of any date, the sum of all Borrower Commitments, which amount is available for borrowing hereunder.

     "Company" shall have the meaning provided in the first paragraph of this Agreement.

     "Company Documents" shall mean, as of any date of determination, collectively, this Agreement, the Purchase Agreement, the Securities, the Underwriting Agreement, the Trust Agreement and the Servicing Agreement.

     "Effective Date" shall have the meaning provided in Section 6.12 hereto. Event of Default" shall have the meaning provided in the Trust Agreement." Eximbank" shall have the meaning provided in the second Whereas clause of this Agreement.

     "Expiry Date" shall mean December 31, 1995 initially and each date to which such date has been extended in accordance with Section 2.12.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one one-hundredths of one per cent (0.01%)), equal to the average rate quoted to the Lender on such day for the purchase by the Lender of federal funds.

     "Interest Rate" shall mean with respect to each day on which an Advance is outstanding under this Agreement, a per annum interest rate (calculated on the basis of the actual number of days elapsed and a 360-day year) expressed as a percentage equal to the higher of (x) the rate of interest then in effect as to the Loan Note just prior to default and (y) the aggregate of one percent (1%) plus twenty one-hundredths of one percent (.20%) plus the Federal Funds Rate.

     "Lender" shall have the meaning provided in the first paragraph of this Agreement.

     "Lender's Office" shall mean the office of the Lender at ABN AMRO Bank N.V., Seattle Branch, 600 University Street, One Union Square, Seattle, Washington 98101, Attention: Operations Department, (206) 587-2330 and (206) 682-5641 (telecopy no.) or such other office as the Lender may designate in writing to the Company, the Servicer, the Trustee and the Underwriter.

     "Lien" shall mean a mortgage, pledge, lien, claim, equity interest, participation interest, security interest or other charge or encumbrance of any kind, including the retained security title of a conditional vendor or lessor.

     "Liquidity Account" shall have the meaning specified in Section 2.13 hereof.

     "Loan Agreement" shall have the meaning provided in the first Whereas clause of this Agreement.

     "Loan Collateral" shall mean the "Loan Collateral" under and as defined in the Trust Agreement.

     "Loan Note" shall have the meaning provided in the first Whereas clause of this Agreement.

     "Management Agreement" shall have the meaning provided in Section 4.02(c)(viii) hereof.

     "Notice of Borrowing" shall have the meaning provided in Section 2.02 herein.

     "Payment Default" shall mean the failure of the Lender to be repaid in full for the principal of and interest on an Advance within 150 days of the date such Advance is made; provided that a Payment Default shall not occur if, no later than such 150th day, Eximbank has paid in full the amount required to be paid under the applicable Eximbank Guarantee Agreement in respect of the related payments under the applicable Loan Note.

     "Program Schedule", with respect to the Loan Notes and the Securities, shall mean the schedule identifying the Loan Notes, the Borrower and the related Borrower Commitment as attached hereto.

     "Purchase Agreement" shall have the meaning provided in the fourth Whereas clause of this Agreement."

     "Replacement Facility" shall have the meaning specified in Section 2.13 hereof.

     "Servicer" shall mean ABN AMRO Bank N.V., acting through its Chicago Branch as servicer under the Servicing Agreement, including its successors and assigns.

     "Servicing Agreement" shall mean the Servicing Agreement entered into between the Company, the Trustee and the Servicer, at the time of the issuance of the Securities as the same may at any time be amended or modified.

     "Trust Agreement" shall have the meaning in the third Whereas clause of this Agreement.

     "Trustee" shall mean LaSalle National Bank, as trustee under the Trust Agreement, and any successor trustee thereunder.

     "Underwriter" shall mean ABN AMRO Securities (USA) Inc. as underwriter under the Underwriting Agreement, including its successor and assigns."

     "Underwriting Agreement" shall mean the Underwriting Agreement dated as of January 27, 1995 between the Company and the Underwriter, as the same may at any time be amended or modified.

                                  ARTICLE II

                                 THE ADVANCES

  Section 2.01. Advances. The Lender hereby irrevocably agrees, on the terms and conditions hereinafter set forth, to make advances (the "Advances") in the manner, and subject to the terms and conditions provided herein from time to time on any Business Day during the period from the Effective Date until the Expiry Date in an aggregate amount at any time outstanding not to exceed the Commitment. No Advance shall be made with respect to a Loan Note as identified in the related Notice of Borrowing, if after giving effect to such Advance, the aggregate outstanding Advances with respect to such Loan Note exceed the applicable Borrower Commitment specified on the Program Schedule relating to such Loan Note. The Company may from time to time borrow, repay and prepay Advances pursuant to Sections 2.07 or 2.10 and reborrow under this Article II. Repayment of the amount of the Advance together with all accrued interest thereon shall have the effect of reinstating the amount of the Borrower Commitment by the amount of such repaid Advance which corresponds to the Borrower's Loan Note with respect to which such Advance was made, making such amount available for reborrowing hereunder.

  Section 2.02. Notice of Borrowing. Whenever a borrowing is intended to be made hereunder, the Servicer, on behalf of the Trustee (for the benefit of the Trust), shall give the Lender at the Lender's Office written notice or telephonic notice (to be promptly confirmed in writing thereafter) of such intended borrowing by no later than 2:00 P.M. (New York City time) on the proposed borrowing date. Each such written notice (each, a "Notice of Borrowing") shall specify (i) the principal amount that the Trustee (for the benefit of the Trust) desires to borrow hereunder, (ii) the date of borrowing (which shall be a Business Day), (iii) the Loan Note on which payment has not been received (and the Borrower thereunder), and (iv) the Eximbank Guarantee Agreement relating to such Loan Note. The Company and the Trustee (for the benefit of the Trust), each hereby appoints the Servicer to act as its agent to prepare and deliver a Notice of Borrowing hereunder on behalf of the Company or the Trustee, and the Servicer acknowledges that, as set forth in the Servicing Agreement, it will prepare and deliver or cause to be prepared and delivered a Notice of Borrowing as required by this Section. The Lender acknowledges the appointment by the Company and the Trustee (for the benefit of the Trust) of the Servicer as the agent of the Company and the Trustee to prepare and deliver any Notice of Borrowing hereunder. The Lender further acknowledges the right of the Trustee to effect borrowings hereunder by submitting Notices of Borrowing directly in accordance with the foregoing procedures.

  Section 2.03. Disbursement of Funds. Subject to the satisfaction of the applicable conditions set forth in Article III, by no later than 3:00 P.M. (New York City time) on the date of borrowing specified in a Notice of Borrowing, the Lender shall make available to the Servicer in freely transferable U.S. dollars and in immediately available funds the Advance requested to be made on such date by transferring such amount to the Servicer for deposit pursuant to the Servicing Agreement or, in the case of Notices of Borrowing submitted directly by the Trustee, by transferring such amount to the Trustee for deposit pursuant to the Trust Agreement. Each such Advance shall consist of the Lender's general funds and shall not be commingled with any assets of the Company.

  Section 2.04. Evidence of Indebtedness. For each Loan Note identified in a Notice of Borrowing relating to an Advance, the Lender shall maintain an account or accounts evidencing the indebtedness of the Company resulting from such Advance (and relating to such Loan Note) owing to the Lender from time to time including the amounts of principal and interest payable and paid to the Lender from time to time hereunder. The entries made in such account or accounts shall be conclusive and binding for all purposes, absent manifest error.

  Section 2.05. Interest Payments. (a) The Company agrees to pay interest on the unpaid principal amount of each Advance from and including the date of such Advance to but excluding the date of payment in full at the Interest Rate in effect for each day during such period.

     (b) Accrued interest in respect of each Advance shall be payable, in arrears, on the payment date therefor as provided in Section 2.07 and thereafter, on demand.

  Section 2.06. Commitment Fees. (a) On the Effective Date, there shall be paid to the Lender such fee as shall be mutually agreeable to the Lender and the Company with regard to this facility.

     (b) On any Special Payment Date (as defined in the Trust Agreement), there shall be paid to the Lender a supplemental fee, payable from the Revenue Account (but only to the extent available) of such amounts as may remain in the Revenue Account following all other required distributions from such account on the Special Payment Date.

  Section 2.07. Principal Payments. (a) Each Advance shall be repaid in full on the 150th day following the date of such Advance.

     (b) The Company may prepay, without premium or penalty, the outstanding principal amount of an Advance together with unpaid accrued interest there on.

     (c) Upon repayment of any portion of the outstanding principal amount of an Advance, the amount of the Commitment available to be borrowed hereunder shall be reinstated by the amount of such repayment.

  Section 2.08.  Termination of Any Borrower Commitment.

     The Company, without premium or penalty, shall have the right at any time and from time to time to terminate any Borrower Commitment upon at least 30 Business Days' prior written notice to the Lender and the Trustee, specifying the date (which shall be a Business Day) of such termination. The termination of any Borrower Commitment shall be effective on the date specified in the Company's notice, provided that no such termination of such Borrower Commitment shall be effective if, on the date specified, an Advance with respect to the Loan Note issued by such Borrower would remain outstanding after such date or if such termination would adversely affect the rating on the related Securities.

  Section 2.09. Method and Place of Payment, etc. (a) All payments to the Lender under this Agreement shall be made to the account of ABN AMRO Bank, Seattle Branch at ABN AMRO Bank N.V., New York, New York, Account Number 651001085541 ABA Routing Number 026-009-580; Swift Number: ABNAUS6S (the "ABN Account") on the date when due and shall be made in freely transferable U.S. dollars and in immediately available funds.

    (b) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be payable at the applicable rate during such extension.

  Section 2.10. Procedures for Repayment. (a) The Company hereby irrevocably authorizes the Servicer and the Trustee to satisfy the Company's obligations under this Agreement in respect of repayment of Advances from amounts available therefor from the Trust Estate, as provided in the Servicing Agreement and in the Trust Agreement, as applicable.

     (b) The Company irrevocably authorizes the Servicer and the Lender to make the transfers and application of funds described in Sections 2.03, 2.06(b) and
2.10 hereof.

  Section 2.11. Obligations Absolute. Except as otherwise provided in Article III hereof, the obligations of the Lender to make Advances under this Agreement shall be unconditional and irrevocable and such Advances shall be made in accordance with the terms hereof, irrespective of, without limitation, the existence of any claim, set-off, defense (including, without limitation, fraud) or other right that the Lender may have at any time against the Company (or any persons or entities for whom the Company may be acting), or the Borrower under the Loan Agreement, whether in connection with this Agreement, the transactions contemplated hereby or by the Company Documents or any Borrower Documents or any unrelated transaction.

  Section 2.12.  Expiry Date.

     (a) Subject to subparagraph (b) of this Section 2.12 and other provisions of this Agreement permitting early termination, this Agreement shall terminate on December 31, 1995.

     (b) On a Business Day which is at least thirty (30) days but not more than sixty (60) days before the then-current Expiry Date, the Company (or the Servicer on behalf of the Company) may notify the Lender in writing of the Company's desire to extend the Expiry Date to the date that is 364 days after the Lender issues its written notice granting such extension (provided that if such date is not a Business Day, then the new Expiry Date shall be the Business Day immediately preceding the date which is 364 days after the issuance of such notice). The Lender shall notify the Company, the Servicer and the Trustee of its decision regarding such extension no later than fifteen (15) days after the date on which the Lender shall have received such notice from the Company, or if such day is not a Business Day, the next succeeding Business Day.

  Section 2.13. Liquidity Account. In the event that (i) on or prior to the fifth Business Day prior to the Expiry Date, or (ii) within fifteen (15) days of any downgrade or withdrawal of the short-term unsecured debt rating of the Lender, the Lender does not provide to the Company a replacement irrevocable liquidity facility (a "Replacement Facility") substantially identical to this Agreement and issued by the Lender or another institution with a short-term unsecured debt rating of A-1+ by Standard & Poor's Rating Group, and with respect to which Replacement Facility the Rating Agency has given written notice that such replacement does not result in a withdrawal or downgrade in the rating on the Securities (and in all events with not less than thirty (30) days prior written notice to such Rating Agency), the Servicer or the Trustee may deliver to the Lender a Notice of Borrowing for the full amount of any undrawn Commitment, and, in the case of the Servicer, shall simultaneously notify the Trustee of the occurrence of such event. The proceeds of any such Advance shall be deposited in a separate trust account (the "Liquidity Account") with the Trustee. Pursuant to the Trust Agreement, the Trustee shall invest such amounts only in Eligible Investments. The funds in the Liquidity Account may be withdrawn by the Servicer or the Trustee under the same circumstances as the Servicer or the Trustee were permitted to make borrowings hereunder. In such case, the Lender shall be entitled to reimbursement hereunder in respect of such withdrawals in the same manner as with respect to Advances made under Section
2.01 hereof (other than reimbursement from amounts paid into the Liquidity Account as described above). In the event that (i) the Lender subsequently delivers a Replacement Facility or (ii) the Lender obtains confirmation from Standard & Poor's Ratings Group that amounts in the Liquidity Account are no longer necessary to maintain the then-rating of the related Securities, the Company, the Servicer and the Trustee shall release or shall cause the Trustee to release any proceeds remaining in the Liquidity Account to the Lender.

                                ARTICLE III


                             CONDITIONS PRECEDENT

  Section 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective upon the occurrence of the following conditions precedent:

     (a) Trust Agreement. The Standard Terms of Trust Agreement shall have been duly adopted by the Company and the Trustee, the Lender shall have received a true and correct copy thereof, and the Standard Terms of Trust Agreement shall be in form and substance satisfactory to the Lender.

     (b) No Default. After giving effect to this Agreement, there shall exist no Event of Default and the Company shall not be in default of any of its obligations under this Agreement or the other Company Documents.

     (c) Representations and Warranties. All representations and warranties of the Company contained in this Agreement and in the other Company Documents shall be true and correct and with the same force and effect as though such representations and warranties had been made as of the Effective Date.

     (d) Opinions of Counsel. The Lender shall have received from (i) counsel to the Company and (ii) Chapman and Cutler, special counsel to the Lender and
(iii) counsel to Eximbank, favorable opinions, each dated the Effective Date in form and substance satisfactory to the Lender.

     (e) Documentation and Proceedings. The Lender shall have received certified copies of the certificate of incorporation and by-laws of the Company, Board of Directors' resolutions in respect of the Company Documents and incumbency certificates, all satisfactory in form and substance to the Lender.

     (f) Officer's Certificates. The Lender shall have received a certificate or certificates executed by authorized officers of the Company certifying that the conditions applicable to it set forth in Sections 3.01(b) and (c) have been satisfied.

     (g) Basic Documents. Each of the following documents shall have been executed and delivered by the parties thereto and be in full force and effect, the Lender shall have received duly executed counterparts thereof, and each such document shall be in form and substance satisfactory to the Lender:

          (i) the Trust Agreement pursuant to which the related Securities are issued;

         (ii) the related Loan Agreement entered into by the applicable Borrower, together with copies of all closing documents delivered to the Bank thereunder; and

        (iii) the Eximbank Guarantee Agreement relating to the Loan Notes to be issued pursuant to the Loan Agreement.

     (h) Receipt of Fee. The Lender shall have received from the Company the fees described in Section 2.06 hereof.

     (i) Program Schedule. The Lender shall have received a copy of the Program Schedule with respect to the applicable Loan Note or Notes, which Program Schedule shall be attached hereto.

  Section 3.02. Conditions Precedent to Each Advance. The obligation of the Lender to make each Advance, including the initial Advance, shall be subject to the further conditions precedent that:

          (a)  the Lender shall have received a Notice of Borrowing; and

          (b) no event shall have occurred and be continuing that constitutes a Payment Default.

                                  ARTICLE IV

                                   COVENANTS

  Section 4.01. Affirmative Covenants. So long as any Advance shall remain unpaid or the Lender shall have any Commitment hereunder, the Company shall:

          (a) Maintenance of Corporate Existence. Preserve and maintain in all material respects its corporate existence.

          (b) Financial Information; Inspection of Records. Promptly provide the Lender with any financial and operational information with respect to the Company Documents or the Company as the Lender may reasonably request and permit the Lender and its agents to inspect any of the Company's assets (including its books and records) at any time that the Lender reasonably so requests.

          (c) Payment of Taxes. Take all actions necessary to ensure that all taxes and other governmental claims in respect of the Company's operations and assets are promptly paid.

          (d) Delivery of Documents upon Issuance of Securities. Promptly provide the Lender with copies of all agreements, certificates and other documents delivered by the Company or the Borrower in connection with the issuance of Securities together with, in the case of legal opinions, letters permitting the Lender to rely thereon.

          (e) Use of Proceeds. Use the proceeds of the Securities only to purchase Loan Notes from the Bank pursuant to the Purchase Agreement and to pay any fees or expenses of the Underwriter pursuant to the Underwriting Agreement.

          (f) Proceeds of Advances. Use the proceeds of the Advances solely to make payments in respect of the Securities related to the Loan Note or Notes with respect to which such Advance was made.

  Section 4.02. Negative Covenants. So long as any Advance shall remain unpaid or the Lender shall have any Commitment hereunder, the Company shall not:

          (a) Dividend Limitation. Declare or pay any dividend in respect of, or make any distribution in respect of or in redemption of, any shares of its capital stock.

          (b) Liens. Contract for, create, incur, assume or suffer to exist any Lien of any nature upon any of its property or assets, whether now owned or hereafter acquired, except as permitted in the Trust Agreement.


          (c) Limit on Other Debt. Create, incur, assume or suffer to exist any indebtedness, whether current or funded, or any other liability, except:

               (i)  indebtedness evidenced by the Securities;

              (ii)  the Advances;

             (iii) indebtedness of the Company representing fees, expenses and indemnities payable to the Trustee pursuant to the Trust Agreement;

              (iv) other indebtedness of the Company to the Trustee or the Lender arising hereunder or under the Trust Agreement;

               (v) indebtedness of the Company or other amounts payable to the Bank under the Purchase Agreement;

              (vi) indebtedness of the Company representing fees, expenses and indemnities payable to the Underwriter under the Underwriting Agreement;

             (vii) such indebtedness as is permitted under the Trust Agreement; and

            (viii) indebtedness for services supplied or furnished to the Company (including, without limitation, reasonable accountants' and attorneys' fees and amounts payable under the Servicing Agreement and the Management Agreement between the Company and Lord Securities Corporation dated as of July 22, 1994 (the "Management Agreement"));

it being understood that any such other indebtedness does not constitute a claim on the Trust Estate (or shall only constitute a claim thereon subordinate to the indebtedness described in clauses (c)(i) and (ii) as and to the extent provided in the Trust Agreement).

          (e) Consolidation, Merger and Sale of Assets. Enter into any merger, consolidation, joint venture, syndicate or other form of combination with any Person or sell, lease or transfer or otherwise dispose of all or substantially all of its assets.

          (f) Other Agreements. Enter into or be a party to any agreement or instrument other than the Company Documents, the Management Agreement and the Referral Agreement dated as of July 22, 1994 between the Company and ABN AMRO Bank, N.V., or amend, modify or waive any provision of, or give any approval or consent or permission provided for in, any Company Document (other than the Underwriting Agreement, the Servicing Agreement, the Management Agreement and other than the Trust Agreement to the extent permitted thereby), or any Loan Note, without in any such case the prior written consent of the Lender if any of the rights or obligations of the Lender would be adversely affected thereby. The Company shall give the Lender 10 Business Days notice of the Company's entering into any of the additional agreements or instruments referred to in the preceding sentence or any amendment of any Company Document or Loan Note that might require such consent.

          (g) Capital Expenditures. Make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personality).

          (h) Other Business. Engage in any business, enterprise or activity or enter into any material transaction other than as contemplated by this Agreement and the other Company Documents.

          (i) Amendment of Certificate of Incorporation or By-Laws. Amend its certificate of incorporation or by-laws without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

                                   ARTICLE V


                        REPRESENTATIONS AND WARRANTIES

  Section 5.01. Representations and Warranties. The Company hereby represents and warrants as follows:

          (a) Corporate Existence. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is now engaged. The Company has no subsidiaries.

          (b) Corporate Power; Authorization; Enforceable Obligation. The Company has the corporate power, authority and legal right to execute, deliver and perform the Company Documents and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions hereof, the execution, delivery and performance by the Company of the Company Documents (other than the Securities). No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required for the execution, delivery or performance by the Company of the Company Documents which has not been obtained, made, given or accomplished. The Company Documents (other than the Securities) have been executed and delivered by a duly authorized officer of the Company, and each of the Company Documents constitutes as to the Company and, in the case of the Securities, as to the Trust, when executed and issued in accordance with the provisions of the Trust Agreement, will constitute, a legal, valid and binding obligation enforceable in accordance with their respective terms, except that the enforceability thereof may be subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) No Legal Bar. The execution, delivery and performance by the Company of the Company Documents will not violate any provision of, or result in any default under, any existing law or regulation applicable to the Company, any order, judgment, award or decree of any court, arbitrator or governmental authority applicable to the Company, the certificate of incorporation or by-laws of the Company, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or by which the Company or any of its assets may be bound, and will not, except as otherwise provided herein or under any of the other Company Documents, result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues.

          (d) No Litigation. No litigation, investigation or administrative proceeding of or before any court, arbitrator or governmental authority is pending or, to the Company's knowledge, threatened against the Company or any of its assets.

          (e) Securities; Investment Company Act etc. The Securities are being registered pursuant to the registration requirements of the Securities Act of 1933, as amended. The qualification of the Trust Agreement with respect to the Securities under the Trust Indenture Act of 1939, as amended, will not be required in connection with the offer, issuance, sale or delivery of the Securities. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (f) Parent of the Company. Securitization Holding Company, L.L.C., a Delaware limited liability company, is the registered owner of all of the issued and outstanding capital stock of the Company, all of which capital stock has been validly issued, is fully paid and nonassessable and is and will remain free and clear of all Liens, warrants, options and rights to purchase. The Company owns no capital stock of, or other interest in, any person or entity.

          (g) Accuracy of Representations and Warranties. The representations and warranties of the Company contained in each other document delivered in connection with this Agreement and the other Company Documents are, or when such document was delivered were, true and correct when made.

          (h) No Default. The Company is not in default of any of its obligations under any of the Company Documents.

                                  ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01. Computations. All computations of interest and fees hereunder shall be made on the basis of a year of 360 days and the actual number of days elapsed.

     Section 6.02. Exercise of Rights. No failure or delay on the part of the Lender to exercise any right, power or privilege under this Agreement and no course of dealing between the Company and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided in Section 6.11(b) with respect to the Company, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

     Section 6.03. Successors and Assigns. This Agreement shall bind, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns, provided that no party hereto may transfer or assign any or all of its rights and obligations hereunder without the prior written consent of the other parties hereto, other than with respect to the succession of any successor Servicer or Trustee to rights and obligations hereunder pursuant to the succession provisions the Servicing Agreement or Trust Agreement as applicable. Nothing in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.


     Section 6.04. The descriptive headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 6.05. Notices; Requests; Demands. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by telecopier or prepaid telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier or telephone numbers) and in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

                              If to the Company:

                              U. S. Trade Funding Corp.
                              Two Wall Street
                              New York, New York 10005
                              Attention:  Andrew C. Stidd, President
                              Telecopy:  (212) 346-9012
                              Telephone:  (212) 346-9008

                              with a copy to the Underwriter and the Trustee.

                              If to the Bank:

                              ABN AMRO Bank N.V.
                              Chicago Branch
                              135 South LaSalle Street
                              Chicago, Illinois 60603
                              Attention:  Structured Trade Finance
                              Telecopy:  (312) 904-7399
                              Telephone:  (312) 904-7343

                              If to the Lender:

                              ABN AMRO Bank N.V.
                              Seattle Branch
                              600 University Street
                              One Union Square, Suite 2323
                              Seattle, Washington 98101
                              Attention:  Operations Department
                              Telecopy:  (206) 682-5641
                              Telephone:  (206) 587-2330
                              with a copy to the Trustee.

                              If to the Trustee:
                              LaSalle National Bank
                              135 South LaSalle Street - Suite 200
                              Chicago, Illinois  60603
                              Attention: Asset-Backed Securities Trust Services Telecopy No.: (312) 904-2084
                              Telephone No.:  (312) 904-7326

                              If to the Underwriter:

                              ABN AMRO Securities (USA) Inc.
                              181 West Madison Street, Suite 3201
                              Chicago, Illinois 60602
                              Attention:  Jeff Sirota
                              Telecopy No.:  (312) 781-8167
                              Telephone No.:  (312) 781-7100

     Section 6.06. Survival of Representations and Warranties. All representations and warranties contained in Article V shall survive the execution and delivery of this Agreement and any Advance and shall continue only so long as and until such time as all indebtedness hereunder shall have been paid in full or the Lender has any Commitment outstanding hereunder.

     Section 6.07. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

     Section 6.08. Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

     Section 6.09. Further Assurances. The Company agrees to do such further acts and things and to execute and deliver to the Lender such additional assignments, agreements, powers and instruments, as the Lender may require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Lender its rights, powers and remedies hereunder.

     Section 6.10. Bankruptcy Petition Against the Company. The Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Securities, it will not institute against, or join any other person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 6.11. Recourse. (a) The obligations of the Company under this Agreement and all other Company Documents are solely the corporate obligations of the Company. No recourse shall be had for the payment of any amount owing in respect of Advances or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement or any other Company Document against any stockholder, employee, affiliate officer, director or incorporator of the Company. Nothing in this Section 6.11 shall limit any rights that the Lender may have against persons other than the Company.

     (b) Except as otherwise provided in the second following sentence, the Company's obligations hereunder, including without limitation its obligation to repay the Lender for unpaid Advances, shall be satisfied solely from distributions or collections in respect of the Trust Estate as contemplated in Sections 2.10(a) and (b) hereof and in the Borrower Documents and no recourse shall be had for any such obligation against any other asset of the Company. In no event shall the Lender have the right to sell or direct the sale of any Trust Estate. In the event the amount received by the Lender in repayment of an unpaid Advance or payment of interest thereon is less than the amount of such unpaid Advance or interest thereon, the Lender shall have no recourse against the Company or its assets for such unpaid portion of such unpaid Advance or interest thereon but may proceed (if so entitled thereunder) against the Borrower under the applicable Borrower Documents and any other persons (other than the Company) who may have liability therefor.

     (c) The Lender hereby agrees that, notwithstanding any provision of this Agreement, at any time any Security is outstanding and no Insolvency Event (as defined below) has occurred and is continuing, (i) the Company shall not make any payment to the Lender, (ii) the Company shall have no duty, liability or obligation to make any payment to the Lender, (iii) no payment shall be due from the Company and (iv) the Lender shall have no right to enforce any claim against the Company in respect of any payment, in each case unless and to the extent (x) that the making of such payment by the Company would not render the Company insolvent and (y) the Company has funds available to make such payment. The term "Insolvency Event" shall mean the entry against the Company of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or the consent by the Company to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or the filing by the Company of a petition to take advantage of any applicable insolvency or reorganization statute.

     Section 6.12. Effective Date. This Agreement shall become effective on the date (the "Borrower Effective Date") on which the Company, the Lender, the Servicer and the Trustee shall have executed and delivered a counterpart of this Agreement and all of the conditions set forth in Section 3.01 hereof have been satisfied or waived by the Lender. The execution of a Program Schedule by the Lender and the attachment of such Program Schedule to this

Agreement shall constitute confirmation by the Lender that the conditions set forth in Section 3.01 hereof have been satisfied or waived by the Lender.

     Section 6.13. Amendment. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall be effective unless (i) the same shall be in writing and signed by the Lender, the Company, the Servicer and the Trustee, and (ii) the prior written consent of Eximbank, as well as the prior written notification from the Rating Agency that a withdrawal or downgrade of the rating on the Securities shall not as a result occur, shall have been obtained, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 6.14. Jurisdiction; Immunities. (a) Each party hereto hereby irrevocably submits to the jurisdiction of Illinois state or United States federal court sitting in Illinois over any action or proceeding arising out of or relating to this Agreement or any Advance and each such party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois state or federal court. Each party hereto irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified herein. Each party hereto further waives, to the extent permitted by law, any objection to venue in such state and any objection to an action or proceeding in such state on the basis of forum non conveniens. Each party hereto further agrees that any action or proceeding brought against such party shall be brought only in an Illinois state or United States federal court sitting in Illinois.

     (b) To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives, to the extent permitted by law, such immunity in respect of its obligations under this Agreement.

     Section 6.15. Severability. To the extent permitted by law, any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     Section 6.16. Prior Agreements Superseded. This Agreement shall completely and fully supersede all prior understandings or agreements, both written and oral, between the Company and the Lender relating to the making of Advances, including those contained in any commitment letter or other correspondence between the Lender and the Company executed in anticipation of the making of Advances.

     Section 6.17. Certain Information. At the request of the Company or its designee, the Lender agrees to update, no more often than on a quarterly basis, the summary financial information concerning the Lender contained in the offering material relating to the Securities issued by or at the direction of the Company.

     In Witness Whereof, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. U.S. Trade Funding Corp.

                                   U.S. TRADE FUNDING CORP.


                                   By:__________________________________________
                                      Name:
                                      Title: President


                                   ABN AMRO BANK N.V., as Lender


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   ABN AMRO BANK N.V., as Servicer


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   By:__________________________________________
                                      Name:
                                      Title:

The undersigned acknowledges and
consents to the terms hereof and
agrees to perform its obligations
hereunder.


__________________________________
LaSalle National Bank, as
Trustee


By:_______________________________
   Name:
   Title:

                               PROGRAM SCHEDULE

     Reference is made to that certain IRREVOCABLE REVOLVING CREDIT AGREEMENT dated as of January 1, 1995 among U.S. TRADE FUNDING CORP., a Delaware corporation (the "Company"), ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, acting through its Chicago Branch in its capacity as Servicer (the "Servicer") and acting through its Seattle Branch in its capacity as Lender, the ("Lender") and LASALLE NATIONAL BANK, as Trustee (the "Trustee") for the U. S. Trade Trust Series 1996-A (the "Trust") (the "Liquidity Agreement").

                                  WITNESSETH:

     WHEREAS, ABN AMRO BANK N.V., acting through its Chicago branch (together with its successors and assigns, the "Bank") has made loans to YA96A Limited, a company incorporated under the laws of the Cayman Islands (the "Borrower") pursuant to a Guaranteed Loan Agreement among the Borrower, Wilmington Trust Company (as Security Trustee thereunder), Export Import Bank of the United States and the Bank (as Lender and Facility Agent thereunder) dated as of August 27, 1996 (the "Loan Agreement") and such Loans are evidenced by certain promissory notes in the form set forth in Appendix 3, Part 2 to the Loan Agreement (each a "Loan Note" and collectively, the "Loan Notes");

     WHEREAS, the Loan Notes are entitled to the benefits of the related Guarantee Agreement (the "Eximbank Guarantee Agreement"), between the Bank (as Facility Agent) and the Export-Import Bank of the United States ("Eximbank");

     WHEREAS, the Company and the Trustee have entered into a Supplemental Trust Agreement dated as of October 1, 1996, incorporating therein the Standard Terms and Conditions of Trust Agreement dated as of January 1, 1995 (such Supplemental Trust Agreement being referred to herein as the "Trust Agreement") pursuant to which the Trust is entitled to issue, or cause the issuance, of certain securities (the "Securities");

     WHEREAS, pursuant to a Sale and Assignment Agreement No. 2 dated as of October 1, 1996 (the "Purchase Agreement"), the Company has agreed to purchase from the Bank, and the Bank has agreed to sell to the Company, the Loan Notes and all of the Bank's right, title and interest thereunder, including, without limitation, all of its right, title and interest under the Eximbank Guarantee Agreement related to the Loan Notes;

     WHEREAS, the Company will finance its payment of the purchase price of the Loan Notes through the issuance by the Trust of Securities pursuant to the Trust Agreement and the obligations in respect of the Securities will be secured by an assignment, inter alia, of all of the Company's right, title and interest with respect to the Loan Notes, the related Eximbank Guarantee Agreement, the Purchase Agreement, the Servicing Agreement and this Agreement, to the Trustee pursuant to such Trust Agreement;

     WHEREAS, the Company desires that the payment of amounts due on the Securities be supported by an irrevocable revolving credit facility; and

     WHEREAS, subject to the terms and conditions set forth herein and in the Liquidity Agreement, the Lender is willing to provide, at the request of the Company, an irrevocable revolving credit facility with respect to the Loan Notes, which amount is available for borrowing under the Liquidity Agreement;

     NOW, THEREFORE, the parties hereto agree that this Program Schedule shall constitute a "Program Schedule" as defined in the Liquidity Agreement and shall be attached to the Liqudity Agreement as provided in Section 6.12 of the Liquidity Agreement:


DATE OF LIQUIDITY FACILITY:         As of January 1, 1995

LOAN(S):
     Borrower:                      YA96A Limited
     Lender:                        ABN AMRO Bank N.V.
     Date of Loan Agreement:        August 27, 1996
     Amount of each Loan Note:      $ 50,952,326.31 ("Note A");
                                    $ 50,719,872.97 ("Note B");
     Borrower Commitment:           $  3,131,432.23 (Note A)
                                    $  3,117,146.11 (Note B)

     Aggregate Amount of Loans:     $ 101,672,199.28
     Aggregate Commitment:          $   6,248,578.34

SECURITIES:                         6.75% Trade Trust Certificates, Series
                                    1996-A issued by U.S. Trade Trust, Series
                                    1996-A

EXIMBANK GUARANTEE:                 Eximbank Guarantee No. AP070425 - People's
                                    Republic of China (China Yunnan Airlines)

     In Witness Whereof, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of October 1, 1996.

                                     U.S. TRADE FUNDING CORP.



                                     By:_____________________________________
                                        Name:
                                        Title:    President

                                     ABN AMRO BANK N.V., as Lender

                                     By:  ABN AMRO NORTH AMERICA, INC., its
                                        agent


                                     By:_____________________________________
                                        Name:
                                        Title:


                                     By:_____________________________________
                                        Name:
                                        Title:


                                     ABN AMRO BANK N.V., as Servicer

                                     By:  ABN AMRO NORTH AMERICA, INC., its
                                        agent


                                     By:_____________________________________
                                        Name:
                                        Title:


                                     By:_____________________________________
                                        Name:
                                        Title:

The undersigned acknowledges and
consents to the terms hereof and
agrees to perform its obligations
hereunder.

LaSalle National Bank, as
Trustee


By:____________________________
Name:
Title: